Retirement Plans	9 Months Ended
Sep. 30, 2016
Compensation And Retirement Disclosure Abstract
Retirement Plans

11. Retirement Plans

In 2001, we adopted a salary deferral 401(k) plan for our employees. The plan allows employees to contribute a percentage of their pretax earnings annually, subject to limitations imposed by the Internal Revenue Service. The plan also allows us to make a matching contribution, subject to certain limitations. To date, we have not made any contributions to the plan.